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                                                                   EXHIBIT 23.10

                             CONSENT TO BE NAMED AS
                                DIRECTOR NOMINEE


     The undersigned hereby consents to be named in Amendment No. 1 to the Registration Statement on Form S-4 to which this Consent has been filed as an exhibit as a person who shall become a Director of Harbinger Corporation following the completion of the Merger to which said Registration Statement pertains.


                                                   /s/ DAVID HILDES
                                          --------------------------------------
                                                       David Hildes


Date: November 13, 1997